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                         LOOMIS SAYLES INVESTMENT TRUST
                                  (the "Trust")
                          Loomis Sayles Provident Fund
                                  (the "Fund")

                        Supplement dated May 12, 2003 to
             Loomis Sayles Investment Trust Equity Funds Prospectus
                             dated February 1, 2003

On May 7, 2003 the Board of Trustees of the Trust (the "Board") approved a new tax-managed approach as a principal investment strategy for the Fund to become effective June 1, 2003. In light of this new investment strategy, the Board also voted to change the name of the Fund to the Loomis Sayles Tax-Managed Equity Fund. As a result of these changes, effective June 1, 2003, the "Principal Investment Strategies" and "Principal Risks" sections of the Fund's prospectus are revised to read as follows:

Principal Investment Strategies The Fund invests primarily in common stocks and other equity securities. The Fund may invest in companies of any size. In seeking its investment objective, the Fund will use a tax-managed approach in an effort to minimize the effect of U.S. federal (and, in some cases, state) income tax on investment returns for investors who are subject to such tax. This approach may involve, among other techniques, reducing the Fund's net capital gains by selling stocks on which it has an unrealized loss, minimizing portfolio turnover, and identifying tax lots when selling part of a portfolio position.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes will experience earnings growth rates that are above average and better than consensus earnings estimate over the next several years. In addition, Loomis Sayles may use a variety of valuation measures, including a company's price-to-earnings, price-to-book and price-to-cash flow ratios.

The Fund also may invest in U.S. Government securities, when-issued securities, convertible securities, zero coupon securities, real estate investment trusts, and Rule 144A securities.

Principal Risks Among the principal risks of investing in the Fund are the following:

  o Market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);

  o Liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them);

  o Interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);

  o Management risk (the risk that Loomis Sayles' investment techniques, including any techniques designed to minimize the effect of U.S. federal income tax on investment returns, will be unsuccessful and may cause the Fund to incur losses);

  o Credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);

  o Tax risk (the risk that the Fund may be unsuccessful in minimizing the effect of U.S. federal income tax on investment returns); and

  o Derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment).

In addition, effective June 1, 2003, Mark Shank, Vice President of Loomis Sayles, joins Robert Ix as co-portfolio manager of the Fund. Mr. Shank has been employed at Loomis Sayles since 1983.